Exhibit 10.1

AMENDMENT NO. 7 dated as of November 7, 2014 (this “Amendment”), among ASPECT SOFTWARE PARENT, INC., a Delaware corporation (“Parent”), ASPECT SOFTWARE, INC., a Delaware corporation (the “Borrower”), ASPECT SOFTWARE GROUP HOLDINGS LTD., an exempted company organized under the laws of the Cayman Islands (“TopCo”), DAVOX INTERNATIONAL HOLDINGS, LLC, a Delaware limited liability company (“Davox”), the LENDERS party hereto and WILMINGTON TRUST, NATIONAL ASSOCIATION, as Administrative Agent under the Credit Agreement referred to below (in such capacity, the “Administrative Agent”), to the CREDIT AGREEMENT dated as of May 7, 2010 (as amended by that certain Amendment No. 1, dated as of November 14, 2012, that certain Incremental Facility Amendment, dated as of July 2, 2013, that certain Amendment No. 3 dated as of May 6, 2014, that certain Amendment No. 4 dated as of May 14, 2014, that certain Amendment No. 5 dated as of May 21, 2014, that certain Amendment No. 6 dated as of May 28, 2014, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Parent, the Borrower, the Lenders party thereto, the Administrative Agent (as successor to JPMorgan Chase Bank, N.A., in such capacity), the other agents party thereto and certain affiliates of Borrower which are no longer parties to the Credit Agreement. Capitalized terms used herein shall have the meanings ascribed to them herein or if not defined herein shall have the meaning provided in the Credit Agreement.
WHEREAS, pursuant to the Credit Agreement, the Lenders have made Term Loans, Revolving Commitments and/or Revolving Loans, as applicable, to the Borrower on the terms and subject to the conditions set forth therein;
WHEREAS, Parent, the Borrower, the Administrative Agent and the Lenders party hereto desire to amend the Credit Agreement to effect the amendments set forth herein;
NOW, THEREFORE, the parties hereto hereby agree as follows:
SECTION 1. Approval of Successor Administrative Agent. Effective as of the Amendment Effective Date (as defined in Section 6 hereof), the Lenders party hereto hereby appoint Wilmington Trust, National Association (“Wilmington Trust”), as Administrative Agent under the Credit Agreement. This Amendment shall qualify as the notice to the Lenders, the Issuing Banks and the Borrower of the resignation of JPMorgan Chase Bank, N.A. as administrative agent under the Credit Agreement, as required by Article VIII of the Credit Agreement. The Lenders party hereto hereby acknowledge and affirm the terms and provisions of that certain Resignation, Waiver, Consent and Appointment Agreement, entered into as of November 7, 2014 (the “Resignation”), among the Loan Parties, JPMorgan Chase Bank, N.A. and Wilmington Trust, pursuant to which Wilmington Trust has accepted its appointment as Administrative Agent under the Credit Agreement.
SECTION 2. Amendments.

(a)Section 1.01 of the Credit Agreement is hereby amended by inserting the following new definition in the appropriate alphabetical order:
“PIK Payment” has the meaning assigned to such term in Section 2.13(f).
(b)Section 1.01 of the Credit Agreement is hereby amended by replacing in its entirety the definition of the term “Tranche B Term Loan” with the following definition:
“Loans” means the loans made by the Lenders to the Borrower pursuant to this Agreement (and which shall include, for purposes of clarity, any PIK Payment).
(c)Section 1.01 of the Credit Agreement is hereby amended by replacing in its entirety the definition of the term “Tranche B Term Loan” with the following definition:
“Tranche B Term Loan” means a Loan made pursuant to clause (a) of Section 2.01 and, unless the context otherwise requires, any increase in the principal amount thereof as a result of a PIK Payment.
(d)Section 1.01 of the Credit Agreement is hereby amended by replacing in its entirety the definition of the term “Revolving Maturity Date” with the following definition:
“Revolving Maturity Date” means February 7, 2016.
(e)Section 2.13 of the Credit Agreement is hereby amended by adding the following new paragraph (f) in the appropriate alphabetical order:
(f) On and after July 1, 2015, 0.25% per annum shall be added to the interest accruing on the Loans comprising each Tranche B Term Borrowing pursuant to paragraphs (a) and (b) of this Section 2.13, which additional interest shall be payable by adding the amount of such additional interest to the aggregate principal amount of the outstanding Loans comprising such Tranche B Term Borrowing on each Interest Payment Date (each such payment, a “PIK Payment”).
(f)Section 6.12 of the Credit Agreement is hereby amended by replacing in its entirety the table in such Section with the following table:

Period	Ratio
Effective Date through September 30, 2012	1.75 to 1.00
October 1, 2012, through December 31, 2012	1.60 to 1.00
January 1, 2013, through December 31, 2013	1.45 to 1.00
January 1, 2014, through March 31, 2014	1.50 to 1.00
April 1, 2014, through June 30, 2014	1.55 to 1.00
July 1, 2014, through December 31, 2015	1.35 to 1.00
January 1, 2016, and thereafter	1.75 to 1.00

(g)Section 6.13 of the Credit Agreement is hereby amended by replacing in its entirety the table in such Section with the following table:

Period	Ratio
Effective Date through September 30, 2012	6.15 to 1.00
October 1, 2012, through December 31, 2012	7.10 to 1.00
January 1, 2013, through March 31, 2013	7.50 to 1.00
April 1, 2013, through June 30, 2013	7.75 to 1.00
July 1, 2013, through September 30, 2013	7.60 to 1.00
October 1, 2013, through December 31, 2013	7.50 to 1.00
January 1, 2014, through March 31, 2014	7.35 to 1.00
April 1, 2014, through June 30, 2014	7.00 to 1.00
July 1, 2014, through December 31, 2015	7.95 to 1.00
January 1, 2016, and thereafter	5.55 to 1.00

(h)Section 6.13 of the Credit Agreement is hereby amended by replacing in its entirety the table in such Section with the following table:

Period	Ratio
April 1, 2013, through June 30, 2013	4.90 to 1.00
July 1, 2013, through September 30, 2013	4.85 to 1.00
October 1, 2013, through December 31, 2013	4.75 to 1.00
January 1, 2014, through March 31, 2014	4.65 to 1.00
April 1, 2014, through June 30, 2014	4.45 to 1.00
July 1, 2014, through December 31, 2015	4.80 to 1.00
January 1, 2016, and thereafter	3.35 to 1.00

(i)Section 9.04(b)(vii) of the Credit Agreement is hereby amended by restating the last sentence of such Section in its entirety to read as follows (amendments to the existing Section 9.04(b)(vii) are reflected in bold/underline):
It is understood and agreed that, in each Assignment and Assumption executed by a Permitted Affiliate, such Permitted Affiliate shall (x) indicate to the counterparty to such Assignment and Assumption that such Permitted Affiliate is an Affiliate of the Borrower and (y) represent and warrant to the counterparty to such Assignment and Assumption that, after giving effect to the assignment of Revolving Commitments, Revolving Exposure or Term Loans, as the case may be, to be effected by such Assignment and Assumption, (1) the aggregate principal amount of Term Loans held by all Permitted Affiliated Lenders shall not exceed 10% of the aggregate principal amount of the Term Loans as of the Effective Date or (2) the aggregate amount of the Revolving Exposure and unused Revolving Commitments (or, in each case, participations therein) held by all Permitted Affiliated Lenders does not exceed the lesser of (I) $10,000,000 and (II) 33 1/3% of the aggregate amount of the Revolving Exposure and unused Revolving Commitments at such time (it being understood and agreed that each Lender that is not a Permitted Affiliated Lender shall be a third party beneficiary of such Assignment and Assumption with respect to the representation and warranty set forth in this clause (y)).
SECTION 3. Revolving Exposure Cap. Effective as of the Amendment Effective Date, compliance by the Borrower on and after the Amendment Effective Date with the covenant set forth in Section 2 of Amendment No. 4, dated as of May 14, 2014, to the Credit Agreement is hereby waived.

SECTION 4. Consolidated EBITDA. Effective as of the Amendment Effective Date, any calculation of Consolidated EBITDA on and after the Amendment Effective Date for purposes of determining compliance with the covenants under Sections 6.12, 6.13 and 6.14 of the Credit Agreement shall exclude the Cure Amount attributable to the Cure Right exercised in respect of the fiscal quarter of Parent ending June 30, 2014.
SECTION 5. Amendment Fees. (a) As consideration for the consent of each Lender party hereto to this Amendment, the Borrower hereby agrees to pay to each such Lender the following amendment fees:
(i) An amendment fee (such amendment fee, the “Effective Date Amendment Fee”) in an aggregate amount equal to 0.50% of the sum of (i) the aggregate Revolving Commitments held by such Lender and (ii) the aggregate outstanding principal amount of the Tranche B Term Loans held by such Lender, in each case immediately prior to the Amendment Effective Date (the sum of (i) and (ii), such Lender’s “Facility Exposure”). The Effective Date Amendment Fee for each Lender shall be paid in cash on the Amendment Effective Date to the Administrative Agent, for the account of such Lender. The Administrative Agent shall pay each such fee received pursuant to this paragraph (i) to the Lender entitled thereto not later than five Business Days after the Amendment Effective Date.
(ii) An amendment fee (such amendment fee, the “Deferred Amendment Fee”) in an aggregate amount equal to 0.50% of such Lender’s Facility Exposure. Subject to the immediately succeeding proviso, the Deferred Amendment Fee for each Lender shall be paid in cash on July 1, 2015, to the Administrative Agent, for the account of such Lender; provided, however, that the Deferred Amendment Fee shall not be paid if, on or prior to June 30, 2015, the Revolving Commitments have been reduced to zero and the Borrower has paid in full in cash all outstanding Loans.
(b) As consideration for the consent of each of the Revolving Lenders party hereto to the amendment set forth in Section 2(d) of this Amendment, the Borrower hereby agrees to pay to each such Revolving Lender an extension fee (the “Extension Fee”) in an amount equal to 0.50% of the aggregate Revolving Commitments held by such Revolving Lender immediately prior to the Amendment Effective Date. The Extension Fee for each Revolving Lender shall be paid in cash on the Amendment Effective Date to the Administrative Agent, for the account of such Revolving Lender. The Administrative Agent shall pay each such fee received pursuant to this paragraph (b) to the Lender entitled thereto not later than five Business Days after the Amendment Effective Date.
SECTION 6. Conditions Precedent to the Effectiveness of the Amendment. This Amendment shall become effective as of the date first written above (the “Amendment Effective Date”) upon the satisfaction (or waiver by the Lenders party hereto) of the following conditions (provided that Section 1 hereof shall become effective solely upon satisfaction of the condition set forth in paragraph (a) below and shall be deemed to have become effective immediately prior to the concurrent effectiveness of each of Sections 2, 3 and 4 hereof):
(a) (i) The Administrative Agent shall have received counterparts of this Amendment (which may include facsimile or electronic transmission (including Adobe pdf file) of a signed signature page of this Amendment) that, when taken together, bear the signatures of Parent, the Borrower, TopCo, Davox, the Required Lenders, each existing Revolving Lender and the Administrative Agent and (ii) the conditions precedent to the Effective Time (as defined in the Resignation) set forth in Sections 4(b) and 4(c) of the Resignation shall have been satisfied.
(b)The representations and warranties of TopCo and each Loan Party set forth in the Loan Documents (including this Amendment) that are qualified by “materiality”, “Material Adverse

Effect” or similar language shall be true and correct, and the representations and warranties that are not so qualified shall be true and correct in all material respects, in each case on and as of the effective date of this Amendment (other than with respect to any representation and warranty that expressly relates to an earlier date, in which case such representation and warranty shall be true and correct, or true and correct in all material respects, as the case may be, as of such earlier date).
(c)At the time of and immediately after giving effect to the effectiveness of this Amendment, no Default shall have occurred and be continuing.
(d)The Administrative Agent shall have received reasonably satisfactory evidence that, substantially concurrently with the Amendment Effective Date, the Borrower shall have received, directly or indirectly from the Sponsor or any Sponsor Affiliate, a cash equity contribution in an aggregate amount of not less than $20,000,000.
(e)The Administrative Agent shall have received from the Borrower, for the account of each applicable Lender party hereto, the Effective Date Amendment Fee and the Extension Fee.
(f)The Administrative Agent (or, solely for facilitating payment on the Amendment Effective Date, JPMorgan Chase Bank, N.A., as the prior administrative agent under the Credit Agreement, on behalf of the Administrative Agent) shall have received from the Borrower, for the account of the Lenders and the Issuing Banks, all unpaid interest and fees under the Credit Agreement that have accrued prior to the Amendment Effective Date.
(g)The Administrative Agent and JPMorgan Chase Bank, N.A., in its capacity as administrative agent under the Credit Agreement immediately prior to the Amendment Effective Date, shall have been reimbursed for the expenses referenced in Section 12 hereof (to the extent invoiced).
SECTION 7. Representations and Warranties. Each of TopCo, Parent, the Borrower and the other Loan Parties hereto hereby represents and warrants to the Administrative Agent and the Lenders party hereto that:
(a)Each of TopCo and the Loan Parties has all corporate or other organizational power and authority to execute, deliver and perform its obligations under this Amendment.
(b)The Amendment has been duly authorized by all necessary corporate or other organizational action. This Amendment has been duly authorized, executed and delivered by it and constitutes a legal, valid and binding obligation of TopCo, Parent, the Borrower and each other Loan Party, enforceable against each of them in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(c)The representations and warranties of TopCo and each Loan Party set forth in the Loan Documents (including this Amendment) that are qualified by “materiality”, “Material Adverse Effect” or similar language are true and correct, and the representations and warranties that are not so qualified are true and correct in all material respects, in each case on and as of the date hereof (other than with respect to any representation and warranty that expressly relates to an earlier date, in which case such representation and warranty shall be true and correct, or true and correct in all material respects, as the case may be, as of such earlier date).
(d)No Default exists or would result from the Amendment.
SECTION 8. Reaffirmation. Each of TopCo and the Loan Parties hereby acknowledges that it expects to receive substantial direct and indirect benefits as a result of this Amendment and the transactions contemplated hereby. Each of TopCo and each Loan Party hereby consents to this Amendment and the transactions contemplated hereby, and hereby (a) reaffirms and confirms its guarantees, pledges, grants and other commitments and obligations, as applicable, under the Loan Documents to which it is party, (b) affirms and confirms its obligations to indemnify and other commitments and obligations under the Loan Documents to which it is a party, and (c) agrees that, notwithstanding the effectiveness of this Amendment and the transactions contemplated hereby, (i) the Loan Documents to which it is a party, as amended supplemented and otherwise modified hereby, shall continue to be in full force and effect and (ii) all guarantees, pledges, grants and other obligations thereunder shall continue to be in full force and effect and shall accrue to the benefit of the Secured Parties.
SECTION 9. Credit Agreement. Except as expressly set forth herein, this Amendment (a) shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, Parent, the Borrower or any other Loan Party under the Credit Agreement or any other Loan Document, and (b) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle Parent, the Borrower or any other Loan Party to any future consent to, or waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. After the date this Amendment becomes effective, any reference in the Loan Documents to the Credit Agreement shall mean the Credit Agreement as modified hereby.
SECTION 10. Applicable Law; Waiver of Jury Trial. (a)THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
(a)EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTION 9.10 OF THE CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.
SECTION 11. Counterparts; Amendment. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or other electronic imaging shall be effective as delivery of a manually executed counterpart of this Amendment. This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by Parent, the Borrower, the Administrative Agent and each Lender party hereto.
SECTION 12. Expenses. The Borrower agrees to reimburse each of the Administrative Agent and JPMorgan Chase Bank, N.A, in its capacity as administrative agent under the Credit Agreement immediately prior to the Amendment Effective Date, for its reasonable out-of-pocket expenses in connection with this Amendment, as contemplated by Section 9.03 of the Credit Agreement (which expenses shall include, for purposes of clarity, the fees, charges and disbursements of Cravath, Swaine & Moore LLP, in its capacity as legal counsel for JPMorgan Chase Bank, N.A., as administrative agent under the Credit Agreement immediately prior to the Amendment Effective Date, in connection with this Amendment).
SECTION 13. Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.
SECTION 14. Construction. The rules of construction specified in Section 1.02 of the Credit Agreement also apply to this Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

ASPECT SOFTWARE PARENT, INC.,
By
/s/ Robert J. Krakauer
Name: Robert J. Krakauer
Title: President

ASPECT SOFTWARE, INC., as Borrower
By
/s/ Robert J. Krakauer
Name: Robert J. Krakauer
Title: Chief Financial Officer

ASPECT SOFTWARE GROUP HOLDINGS LTD.,
By
/s/ Robert J. Krakauer
Name: Robert J. Krakauer
Title: Chief Financial Officer

DAVOX INTERNATIONAL HOLDINGS LLC,
By
/s/ Robert J. Krakauer
Name: Robert J. Krakauer
Title: President

DAVOX INTERNATIONAL HOLDINGS LLC,
By
/s/ Robert J. Krakauer
Name: Robert J. Krakauer
Title: President

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Administrative Agent,
By
/s/ Renee Khul
Name: Renee Kuhl
Title: Vice President

BANK OF AMERICA, N.A., individually and as Issuing Bank,
By
/s/ Chris Joseph
Name: Chris Joseph
Title: Vice President

WELLS FARGO CAPITAL FINANCE, LLC successor by merger to Wells fargo Capital Finance, Inc.,
By
/s/ Lendell Thompson
Name: Lendell Thompson
Title: Managing Director

JP MORGAN CHASE BANK, N.A. (except for purposes of Section 2(d)),
By
/s/ Goh Siew Tan
Name: Goh Siew Tan
Title: Executive Director